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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 27, 2004

               IndyMac MBS, INC., (as depositor under the
               Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of the IndyMac MBS, INC., IndyMac Residential
               Asset Securitization Trust 2004-A8, Mortgage
               Pass-Through Certificates, Series 2004-H).

                               IndyMac MBS, INC.
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            (Exact name of registrant as specified in its charter)

            Delaware                   333-116470              95-4791925
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 (State of Other Jurisdiction         (Commission           (I.R.S. Employer
        of Incorporation)             File Number)         Identification No.)

                       155 North Lake Avenue
                        Pasadena, California                         91101
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                       (Address of Principal                       (Zip Code)
                         Executive Offices)


       Registrant's telephone number, including area code (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act 17 CFR 240.13e-4(c))

Section 8.   Other Events.
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Item 8.01    Other Events.
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     It is expected that during September 2004, a single series of certificates, entitled IndyMac Residential Asset Securitization Trust 2004-A8, Mortgage Pass-Through Certificates, Series 2004-H (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among IndyMac MBS, Inc, as depositor, IndyMac Bank, F.S.B., as seller and master servicer and Deutsche Bank National Trust Company, as trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-116470) and sold to Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (the "Underwriters") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters has furnished to prospective investors certain information attached hereto as
Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one of more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.





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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-H.

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Section 9    Financial Statements and Exhibits
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Item 9.01.   Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

Exhibit No.
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        99.1.   Computational Materials filed on September 28, 2004.



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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IndyMac MBS, INC.




                                           By: /s/ Victor Woodworth
                                               ---------------------------
                                               Victor Woodworth
                                               Vice President



Dated:   September 28, 2004



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                                 Exhibit Index
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Exhibit                                                                 Page
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99.1.   Computational Materials filed on September 28, 2004.               6



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